FORM OF MONTHLY CERTIFICATEHOLDER'S STATEMENT

                       FIRST NORTH AMERICAN NATIONAL BANK

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                      CIRCUIT CITY CREDIT CARD MASTER TRUST
                                  SERIES 2000-2

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    Pursuant to the Amended and Restated Master Pooling and Servicing Agreement dated as of December 31, 2001 (as amended or supplemented, the "Pooling and Servicing Agreement"), as supplemented by the Series 2000-2 Supplement, dated as of November 29, 2000 (the "Supplement" and, together with the Pooling and Servicing Agreement, the "Agreement"), each between Tyler International Funding, Inc., ad Transferor, First North American National Bank, as Servicer, and Deutsche Bank Trust Company Americas
     (formerly known as Bankers Trust Company), as Trustee, the Servicer is required to prepare certain information each month regarding distributions to Certificateholders and the performance of the Trust. The information with respect to the applicable Distribution Date and Due Period is set forth below:

    Due Period Ending                                                                        September 30, 2002
    Determination Date                                                                       October 7, 2002
    Distribution Date                                                                        October 15, 2002

                                                                                                   ----
                                                                                                   ----
    Class A and Class B Accumulation Period ("Y" or "N")?                                           N
                                                                                                   ----
                                                                                                   ----
    Early Amortization Period ("Y" or "N")?                                                         N
                                                                                                   ----
                                                                                                   ----
    Sharing Principal Collections with another Series ("Y" or "N")?                                 N
                                                                                                   ----
                                                                                                   ----


    MASTER TRUST INFORMATION

    Receivables

    1.   The aggregate amount of Eligible Receivables as of the end of
         the last day of the relevant Due Period                                                  $  1,390,005,477.30

    2.   The aggregate amount of Principal Receivables as of the end
         of the last day of the relevant Due Period                                               $  1,360,360,102.94

    3.   The aggregate amount of Finance Charge Receivables as of
         the end of the last day of the relevant Due Period                                       $     29,645,374.36

    4.   The aggregate amount of Discount Option Receivables as of
                                                                                                   -------------------
                                                                                                   -------------------
         the end of the last day of the relevant Due Period                                       $              0.00
                                                                                                   -------------------
                                                                                                   -------------------

    5.   The Transferor Amount as of the end of the last day of the
         relevant Due Period                                                                      $     58,860,102.94

    6.   The Minimum Transferor Amount as of the end of the last
         day of the relevant Due Period                                                           $              0.00

    7.   The Excess Funding Account Balance as of the end of the
         last day of the relevant Due Period                                                      $              0.00

    8.   The aggregate principal balance of Receivables determined to be
         Receivables of Defaulted Accounts for the relevant Due Period                            $      7,611,607.93

    9.   The aggregate amount of Recoveries for the relevant Due Period                           $      1,441,471.45

    10.  The Default Amount for the relevant Due Period                                           $      6,170,136.48

    Collections

    11.  The aggregate amount of Collections of Principal Receivables
         for the relevant Due Period                                                              $    139,614,745.72

    12.  a) Collections of Finance Charge Receivables for the
             relevant Due Period                                                                  $     16,128,101.88

         b) Interchange Amount for the relevant Due Period                                        $        138,836.47

                                                                                                   -------------------
                                                                                                   -------------------
         c) The aggregate amount of Collections of Finance Charge Receivable
             for the relevant Due Period                                                          $     16,266,938.35

    13.  The aggregate amount of interest earnings (net of losses and investment expenses) on the Excess Funding
         Account for the relevant Due Period                                                      $              0.00

    14.  The aggregate amount of Collections processed for the relevant
         Due Period (sum of lines 9+11+12+13)                                                     $    157,323,155.52

                                                                                                   -------------------
                                                                                                   -------------------
    15.  The average Discount Percentage for the relevant Due Period                              %             0.00%
                                                                                                   -------------------
                                                                                                   -------------------

    Invested Amounts

    16.  The Series 1998-2 Invested Amounts as of the end of the last day of the relevant Due Period
                   a.  Class A                                                                    $    168,000,000.00
                   b.  Class B                                                                    $     19,800,000.00
                                                                                                   -------------------
                                                                                                   -------------------
                   c.  Total Invested Amount (sum of a - b)                                       $    187,800,000.00

    17.  The Series 2000-1 Invested Amounts as of the end of the last day of the relevant Due Period
                   a.  Class A                                                                    $     83,000,000.00
                   b.  Class B                                                                    $     57,500,000.00
                   c.  Collateralized Trust Obligation                                            $     47,500,000.00
                   d.  Class D                                                                    $     30,000,000.00
                                                                                                   -------------------
                                                                                                   -------------------
                   e.  Total Invested Amount (sum of a - d)                                       $    218,000,000.00

    18.  The Series 2000-2 Invested Amounts as of the end of the last day of the relevant Due Period
                   a.  Class A                                                                    $    200,750,000.00
                   b.  Class B                                                                    $     31,625,000.00
                   c.  Collateralized Trust Obligation                                            $     26,125,000.00
                   d.  Class D                                                                    $     16,500,000.00
                                                                                                   -------------------
                                                                                                   -------------------
                   e.  Total Invested Amount (sum of a - d)                                       $    275,000,000.00

    19.  The Series 2002-1 Invested Amounts as of the end of the last day of the relevant Due Period
                   a.  Class A                                                                    $    217,500,000.00
                   b.  Class B                                                                    $     34,500,000.00
                   c.  Collateralized Trust Obligation                                            $     28,500,000.00
                   d.  Class D                                                                    $     16,500,000.00
                   e.  Class E                                                                    $      3,000,000.00
                                                                                                   -------------------
                                                                                                   -------------------
                   f.  Total Invested Amount (sum of a - e)                                       $    300,000,000.00

    20.  The Series 2002-2 Invested Amounts as of the end of the last day of the relevant Due Period
                   a.  Class A                                                                    $    282,000,000.00
                   b.  Class B                                                                    $     38,700,000.00
                                                                                                   -------------------
                                                                                                   -------------------
                   c.  Total Invested Amount (sum of a - b)                                       $    320,700,000.00

         Certificates outstanding as of the end of the last day of the
         relevant Due Period                                                                      $  1,301,500,000.00

    Investor Amounts

    21.  The Series 1998-2 Investor Amounts as of the end of the last day of the relevant Due Period
                   a.  Class A                                                                    $    168,000,000.00
                   b.  Class B                                                                    $     19,800,000.00
                                                                                                   -------------------
                                                                                                   -------------------
                   c.  Total Investor Amount (sum of a - b)                                       $    187,800,000.00

    22.  The Series 2000-1 Adjusted Invested Amounts as of the end of the last day of the relevant Due Period
                   a.  Class A                                                                    $    365,000,000.00
                   b.  Class B                                                                    $     57,500,000.00
                   c.  Collateralized Trust Obligation                                            $     47,500,000.00
                   d.  Class D                                                                    $     30,000,000.00
                                                                                                   -------------------
                                                                                                   -------------------
                   e.  Total Adjusted Invested Amount (sum of a - d)                              $    500,000,000.00

    23.  The Series 2000-2 Adjusted Invested Amounts as of the end of the last day of the relevant Due Period
                   a.  Class A                                                                    $    200,750,000.00
                   b.  Class B                                                                    $     31,625,000.00
                   c.  Collateralized Trust Obligation                                            $     26,125,000.00
                   d.  Class D                                                                    $     16,500,000.00
                                                                                                   -------------------
                                                                                                   -------------------
                   e.  Total Adjusted Invested Amount (sum of a - d)                              $    275,000,000.00

    24.  The Series 2002-1 Adjusted Invested Amounts as of the end of the last day of the relevant Due Period
                   a.  Class A                                                                    $    217,500,000.00
                   b.  Class B                                                                    $     34,500,000.00
                   c.  Collateralized Trust Obligation                                            $     28,500,000.00
                   d.  Class D                                                                    $     16,500,000.00
                   e.  Class E                                                                    $      3,000,000.00
                                                                                                   -------------------
                                                                                                   -------------------
                   f.  Total Adjusted Invested Amount (sum of a - e)                              $    300,000,000.00

    25.  The Series 2002-2 Investor Amounts as of the end of the last day of the relevant Due Period
                   a.  Class A                                                                    $    282,000,000.00
                   b.  Class B                                                                    $     38,700,000.00
                                                                                                   -------------------
                                                                                                   -------------------
                   c.  Total Investor Amount (sum of a - b)                                       $    320,700,000.00

    26.  The aggregate Investor Amount across all series of Investor
         Certificates outstanding as of the end of the last day of the
         relevant Due Period                                                                      $  1,583,500,000.00

    Series 2002-1 Allocation Percentages

    27.  The Fixed Percentage with respect to the relevant
         Due Period
                   a.  Class A                                                                                  0.00%
                   b.  Class B                                                                                  0.00%
                   c.  Collateralized Trust Obligation                                                          0.00%
                   d.  Class D                                                                                  0.00%
                                                                                                   -------------------
                                                                                                   -------------------
                   e.  Series 2000-2 Total                                                                      0.00%
                                                                                                   -------------------
                                                                                                   -------------------

    28.  The Floating Percentage with respect to the relevant
         Due Period
                   a.  Class A                                                                                 15.09%
                   b.  Class B                                                                                  2.38%
                   c.  Collateralized Trust Obligation                                                          1.96%
                   d.  Class D                                                                                  1.24%
                                                                                                   -------------------
                                                                                                   -------------------
                   e.  Series 2000-2 Total                                                                     20.68%
                                                                                                   -------------------
                                                                                                   -------------------

    Allocation of Collections

    29.  The Series 2000-2 allocation of Collections of Principal
         Receivables for the relevant Due Period (line 29 times
         line 11)
                   a.  Class A                                                                    $     21,072,274.57
                   b.  Class B                                                                    $      3,319,604.90
                   c.  Collateralized Trust Obligation                                            $      2,742,282.31
                   d.  Class D                                                                    $      1,731,967.77
                                                                                                  --------------------
                                                                                                  --------------------
                   e.  Series 2000-2 Total                                                        $     28,866,129.55
                                                                                                  --------------------
                                                                                                  --------------------

    30.  The Series 2000-2 allocation of Collections of Finance
         Charge Receivables for the relevant Due Period (line 29
         times line 12)
                   a.  Class A                                                                    $      2,455,194.75
                   b.  Class B                                                                    $        386,777.26
                   c.  Collateralized Trust Obligation                                            $        319,511.65
                   d.  Class D                                                                    $        201,796.83
                                                                                                  --------------------
                                                                                                  --------------------
                   e.  Series 2000-2 Total                                                        $      3,363,280.49
                                                                                                  --------------------
                                                                                                  --------------------

    Portfolio Yield and Delinquencies

    31.  The Portfolio Yield for the relevant Due Period (including
         Shared Excess Finance Charge Collections, if allocated)
         with respect to Series 2000-2                                                            %             9.11%

    32.  The 3-month average Portfolio Yield for the three most recent
         Due Periods                                                                              %            10.30%

    33.  The Base Rate for the relevant Due Period                                                %             4.34%

    34.  The 3-month average Base Rate for the three most recent
         Due Periods                                                                              %             4.33%

    35.  Average Portfolio Yield less average Base Rate                                           %             5.97%

    36.  The amount of Shared Excess Finance Charge Collections allocable to Series 2000-2 with respect to any Finance Charge
         Shortfall in such Series for the relevant Due Period                                     $              0.00

    37. The aggregate outstanding balance of Receivables which were delinquent as of the end of the relevant Due Period:

                                                                                                   -------------------
                                                                                                   -------------------
                        (a)     Delinquent 31 to 60 days                                          $     23,334,648.30
                                                                                                   -------------------
                                                                                                   -------------------
                        (b)     Delinquent 61 to 90 days                                          $     15,214,243.20
                                                                                                   -------------------
                                                                                                   -------------------
                        (c)     Delinquent 91 days or more                                        $     28,614,560.97
                                                                                                   -------------------
                                                                                                   -------------------

    Determination of Monthly Interest

    38.  Class A Monthly Interest:
                   a.  Class A Monthly Interest                                                   $        332,022.49
                   b.  Funds allocated and available to pay Class A
                        Monthly Interest for relevant Due Period (4.3a)                           $      2,455,194.75
                   c.  Class A Interest Shortfall (a less b)                                      $              0.00
                   d.  Class A Additional Interest                                                $              0.00

    39.  Class B Monthly Interest:
                   a.  Class B Monthly Interest                                                   $         68,099.84
                   b.  Funds allocated and available to pay Class B
                        Monthly Interest for relevant Due Period (4.3b)                           $        386,777.26
                   c.  Class B Interest Shortfall (a less b)                                      $              0.00
                   d.  Class B Additional Interest                                                $              0.00

    40.  CTO Monthly Interest and Class D Monthly Interest:
                   a.  CTO/Class D Monthly Interest                                               $        119,256.19
                   b.  Funds allocated and available to pay CTO/
                        Class D Monthly Interest for relevant Due Period                          $        521,308.48
                   c.  CTO/Class D Interest Shortfall (a less b)                                  $              0.00
                   d.  CTO/Class D Additional Interest                                            $              0.00

    Accumulation Period

    41.            Required Accumulation Factor Number                                                          13.00
    42.            Accumulation Period Factor                                                                    1.39
    43.            Accumulation Period Length                                                                   10.00
    44.            Accumulation Period Commencement Date                                              January 1, 2003

    Determination of Monthly Principal

    45.  Class A Monthly Principal (pursuant to section 4.4a):
                (X)a.  Fixed Allocation Percentage of Principal Receivable
                       Collections + Shared - Reallocated Coll. Applied                           $              0.00
                (Y)a.  Controlled Accumulation Amount                                             $              0.00
                   b.  Deficit Controlled Accumulation Amount                                     $              0.00
                   c.  Controlled Deposit Amount                                                  $              0.00
                (Z)a.  Class A Adjusted Invested Amount as of beginning of Due Period             $    200,750,000.00
         Class A Monthly Principal (the least of x,y,z)                                           $              0.00

    46.  Class B Monthly Principal (pursuant to section 4.4b)
         (distributable only after principal funding acct balance= O/S prin bal of Class A Cert.)
                (X)a.  Fixed Allocation Percentage of Principal Receivable
                       Collections + Shared - Reallocated Collections
                       Applied - Class A Monthly Principal                                        $              0.00
                (Y)a.  Controlled Accumulation Amount                                             $              0.00
                   b.  Deficit Controlled Accumulation Amount                                     $              0.00
                   c.  Controlled Deposit Amount                                                  $              0.00
                (Z)a.  Class B Adjusted Invested Amount as of beginning of Due Period             $     31,625,000.00
         Class B Monthly Principal (the least of x,y,z)                                           $              0.00

    47.  CTO Monthly Principal (pursuant to section 4.4c)
                (X)a.  Available Principal Collections - Class A Monthly
                       Principal and Class B Monthly Principal                                    $              0.00
                (Y)a.  Controlled Accumulation Amount                                             $              0.00
                   b.  Deficit Controlled Accumulation Amount                                     $              0.00
                   c.  Controlled Deposit Amount                                                  $              0.00
                (Z).a. CTO Adjusted Invested Amount as of beginning of Due Period                 $     26,125,000.00
         CTO Monthly Principal (the least of x,y,z)                                               $              0.00

    48.  Class D Monthly Principal (pursuant to section 4.4d)
         (distributable only after CTO is paid in full)                                           $              0.00

    Available Funds

    49.  Class A Available Funds
                   a.  Class A Finance Charge allocation (line 31a)                               $      2,455,194.75
                   b.  Class A Cap Payment                                                        $              0.00
                   c.  The amount of Principal Funding Investment Proceeds and
                        Reserve Account Investment Proceeds for such prior Due Period             $              0.00
                   d.  Any amount of Reserve Account withdrawn and
                        included in Class A Available Funds (section 4.14d)                       $              0.00
                   e.  Class A Available Funds (sum a-d)                                          $      2,455,194.75

    50.  Class B Available Funds
                   a.  Class B Finance Charge allocation (line 31b)                               $        386,777.26
                   b.  Class B Cap Payment                                                        $              0.00
                   c.  The amount of Principal Funding Investment Proceeds and
                       Reserve Account Investment Proceeds for such prior Due Period              $              0.00
                   d.  Any amount of Reserve Account withdrawn and
                        included in Class B Available Funds (section 4.14d)                       $              0.00
                   e.  Class B Available Funds (sum a-d)                                          $        386,777.26

    51.  CTO Available Funds:
                   a.  CTO Finance Charge allocation (line 31c)                                   $        319,511.65
                   b.  On or After CTO Principal Commencement Date, the
                        amount of Principal Funding Investment Proceeds for
                        such prior Due Period                                                     $              0.00
                   c.  Any amount of Reserve Account withdrawn and
                        included in CTO Available Funds (section 4.14d)                           $              0.00
                   d.  CTO Available Funds (sum a-c)                                              $        319,511.65

    52.  Class D Available Funds
                   a.  Class D Finance Charge allocation (line 31d)                               $        201,796.83

    Reallocated Principal Collections

    53.  Class D Subordinated Principal Collections (to the extent                                $              0.00
         needed to fund Required Amounts)

    54.  Collateral Subordinated Principal Collections (to the extent                             $              0.00
         needed to fund Required Amounts)

    55.  Class B Subordinated Principal Collections (to the extent                                $              0.00
         needed to fund Required Amounts)

    56.  Total Reallocated Principal Collections                                                  $              0.00

    Investor Default Amounts

    57.  Class A Investor Default Amount                                                          $        931,268.47
                                                                                                                5.44%

    58.  Class B Investor Default Amount                                                          $        146,706.68
                                                                                                  %             5.44%

    59.  CTO Investor Default Amount                                                              $        121,192.47
                                                                                                  %             5.44%

    60.  Class D Investor Default Amount                                                          $         76,542.61
                                                                                                  %             5.44%

    61.  Aggregate Investor Default Amount                                                        $      1,275,710.23
                                                                                                  %             5.44%
    Allocable Amounts for Series 2000-2

    62.  The Allocable Amount for Series 2000-2 as of the end of the
         relevant Due Period (Inv Default Amt + Series 00-1 Adjust Amt)
              Class A                                                                             $        931,268.47
              Class B                                                                             $        146,706.68
              Class C                                                                             $        121,192.47
              Class D                                                                             $         76,542.61
                                                                                                   -------------------
                                                                                                   -------------------
         Aggregate Allocable Amount                                                               $      1,275,710.23

    Required Amounts for Series 2000-2

    63.  Class A Required Amount (section 4.5a)
                   a.  Class A Monthly Interest for current Distribution
                        Date                                                                      $        332,022.49
                   b.  Class A Monthly Interest previously due but not
                        paid                                                                      $              0.00
                   c.  Class A Additional Interest for prior Due Period
                        or previously due but not paid                                            $              0.00
                   d.  Class A Investor Allocable Amount                                          $        931,268.47
                   e.  Class A Servicing Fee (if FNANB is no longer
                        servicer)                                                                 $              0.00
                   f.   Class A Available Funds                                                   $      2,455,194.75
                   g.  Class A Required Amount (sum of a-e minus f)                               $              0.00

    64.  Class B Required Amount (section 4.5b)
                   a.  Class B Monthly Interest for current Distribution
                        Date                                                                      $         68,099.84
                   b.  Class B Monthly Interest previously due but not
                        paid                                                                      $              0.00
                   c.  Class B Additional Interest for prior Due Period
                        or previously due but not paid                                            $              0.00
                   d.  Class B Servicing Fee (if FNANB is no longer
                        servicer)                                                                 $              0.00
                   e.  Class B Available Funds                                                    $        386,777.26
                   f.   Excess of Class B Allocable Amount over
                        funds available to make payments (section 4.8d)                           $              0.00
                   g.  Class B Required Amount ((sum of a-d) minus e
                        plus f)                                                                   $              0.00

    65.  CTO Required Amount (section 4.5c)
                   a.  CTO/Class D Monthly Interest for current
                        Distribution date                                                         $        119,256.19
                   b.  CTO/Class D Monthly Interest previously
                        due but not paid                                                          $              0.00
                   c.  CTO/Class D Additional Interest for prior
                        Due Period or previously due but not paid                                 $              0.00
                   d.  CTO/Class D Servicing Fee (if FNANB is
                        no longer servicer)                                                       $              0.00
                   e.  CTO/Class D Available Funds                                                $        521,308.48
                   f.   Excess of Collateral/Class D Allocable Amount
                        over funds available to make payments                                     $              0.00
                   g.  CTO/Class D Required Amount ((sum of
                        a-d) minus e plus f)                                                      $              0.00

    Investor Charge-Offs

    66.  The aggregate amount of Class A Investor Charge-Offs and the reductions in the Class B Invested Amount, Collateralized Trust Obligation
         Amount and Class D Invested Amount
                   a.  Class A                                                                    $              0.00
                   b.  Class B                                                                    $              0.00
                   c.  Collateralized Trust Obligation Amount                                     $              0.00
                   d.  Class D                                                                    $              0.00

    67.  The aggregate amount of Class B Investor Charge-Offs and the reductions in the Collateralized Trust Obligation Amount and Class D
         Invested Amount
                   a.  Class B                                                                    $              0.00
                   b.  Collateralized Trust Obligation Amount                                     $              0.00
                   c.  Class D                                                                    $              0.00

    68.  The aggregate amount of Collateral Charge-Offs and the reductions in Class D Invested Amount
                   a.  Collateralized Trust Obligation Amount                                     $              0.00
                   b.  Class D                                                                    $              0.00

    Servicing Fee
         (2% of total Invested Amount)
    69.  Class A Servicing Fee for the relevant Due Period                                        $        334,583.33

    70.  Class B Servicing Fee for the relevant Due Period                                        $         52,708.33

    71.  CTO Servicing Fee for the relevant Due Period                                            $         43,541.67

    72.  Class D Servicing Fee for the relevant Due Period                                        $         27,500.00


    Reserve Account

    73.  Lowest historical 3 month average Portfolio Yield less 3 month
         average Base Rate (must be > 4%, or line 75 will adjust accordingly)                     %             5.78%

    74.  Reserve Account Funding Date (based on line 73)                                                     11/15/02

    75.  Required Reserve Account Amount (after the Reserve Account
         Funding Date, 0.5% times the Class A, Class B, and CTO O/S Certificates)                 $              0.00

    76.  Covered Amount                                                                           $              0.00

    77.  Available Reserve Account Amount
                   a.  Reserve Draw Amount (covered amount - p.f. proceeds)                       $              0.00
                   b.  Reserve Account Investment Proceeds                                        $              0.00
                   c.  Amount on deposit in the Reserve Account at the end of the
                        relevant Due Period less Investment Proceeds                              $              0.00
                   d.  Required Reserve Account Amount (line 76)                                  $              0.00
                   e.  Available Reserve Account Amount (after Reserve Draw)                      $              0.00
                                                                                                   -------------------
                                                                                                   -------------------
                   f.   Required Reserve Account Deposit on Distribution Date                     $              0.00
                                                                                                   -------------------
                                                                                                   -------------------

    Principal Funding Account

    78.  Principal Funding Account Balance at the beginning of the Due Period
         less investment proceeds.                                                                $              0.00

    79.  a.  Daily Deposits to the Principal Funding Account during the
              relevant Due Period (pursuant to sec 4.6f)                                          $              0.00
         b.  Principal Funding Account Investment Proceeds                                        $              0.00

    80.  Withdrawals from the Principal Funding Account during the relevant
         Due Period                                                                               $              0.00

    81.  Principal Funding Account Balance as of the last day of the
         relevant Due Period less investment proceeds.                                            $              0.00

    Spread Account

    82.  Average Excess Spread Percentage for three consecutive Due Periods                       %             5.97%

    83.  Available Spread Account Amount
                   a.  Spread Account Balance at the beginning of the Due Period                  $              0.00
                   b.  Spread Account Draw Amount                                                 $              0.00
                   c.  Spread Account Investment Proceeds                                         $              0.00
                   d.  Amount on Deposit in the Spread Account at end of relevant
                        Due Period less Spread Acct Investment Proceeds                           $              0.00
                   e.  Required Spread Account Amount                                             $              0.00
                   f.   Available Spread Account Amount (lesser of d and e)                       $              0.00

    84.  Spread Account deficiency, deposit to Spread Account                                     $              0.00

    85.  Spread Account Surplus                                                                   $              0.00

    86.  LIBOR Determination date for the relevant Due Period                                               12-Sep-02

    87.  LIBOR rate for the relevant Due Period                                                   %          1.82313%

    88. As of the date hereof, no Early Amortization Event has been deemed to have occurred during the relevant Due Period.


          IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 7th day of October, 2002.


                          FIRST NORTH AMERICAN NATIONAL BANK,
                          as Servicer


                          By s/Philip J. Dunn
                          Name:  Philip J. Dunn
                          Title:  Vice President